UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2013

THE WIKI GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-26828	58-1921737
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1093 Broxton Avenue Suite 210 Los Angeles, CA 90024
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 443-9246

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 19, 2013, Roy Eder, Phil Prouty and Robert Webber each submitted to The Wiki Group, Inc. (the “Company”) a letter of resignation pursuant to which each resigned as a member of the Company’s board of directors, effective immediately.  None of the resignations of Mr. Eder, Mr. Prouty or Mr. Webber were as a result of any disagreements with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2013

THE WIKI GROUP, INC.

By:	/s/ Edward DeFeudis
Edward DeFeudis President, Chief Executive Officer and Chief Financial Officer